Exhibit 99.1

Enova Reports First Quarter 2026 Results

•
Originations rose 33% and total company revenue increased 17% from the first quarter of 2025
•
Diluted earnings per share of $3.46 increased 29% and adjusted earnings per share1 of $3.87 rose 30% compared to the first quarter of 2025
•
Credit performance remained strong with a lower net charge-off ratio compared to a year ago of 7.6% and a net revenue margin of 60%
•
Year-over-year stability in the consolidated 30+ day delinquency ratio and fair value premium reflect a stable credit outlook
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.1 billion at March 31

CHICAGO, April 23, 2026 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the first quarter ended March 31, 2026.

“Our first quarter results marked a great start to the year,” said Steve Cunningham, Enova’s CEO. “Strong originations growth and credit across our portfolio highlight the power of our balanced growth strategy, our experienced team’s ability to drive differentiated and consistent performance and the resiliency of our consumer and small business customers. We continue to expect a second half of 2026 closing of our acquisition of Grasshopper Bank as we remain engaged with regulators on the typical application review process. In addition, we are highly encouraged by the readiness we are building across the companies through integration planning to ensure we hit the ground running on day one to deliver on the significant synergies from geographic expansion of our existing products and lower funding costs from Grasshopper’s deposit businesses. We remain well positioned to deliver sustainable and profitable growth this year and beyond.”

First Quarter 2026 Summary

•
Total revenue of $875 million increased 17% from $746 million in the first quarter of 2025.
•
Net revenue margin of 60% compared to 57% in the first quarter of 2025, reflecting continued solid credit performance.
•
Net income of $91 million, or $3.46 per diluted share, increased 25% from $73 million, or $2.69 per diluted share, in the first quarter of 2025.
•
Adjusted EBITDA1 of $227 million increased 20% from $190 million in the first quarter of 2025.
•
Adjusted earnings per share1 of $3.87 increased 30% from $2.98 per diluted share in the first quarter of 2025.
•
Total company combined loans and finance receivables1 increased 28% from the end of the first quarter of 2025 to a record $5.3 billion with total company originations of $2.3 billion in the quarter.
•
Repurchased $16 million of common stock under the company’s share repurchase program.

“We are pleased to deliver another quarter of strong top- and bottom-line results,” said Scott Cornelis, CFO of Enova. “We remain confident in our ability to drive meaningful and consistent financial results, backed by our balanced growth strategy and unit economics discipline. Our diversified products, flexible online-only model, experienced team, world-class risk management capabilities and strong balance sheet position us well to

1 Non-GAAP measure. Refer to “Non-GAAP Financial Measures,” “Loans and Finance Receivables Financial and Operating Data,”
and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for additional information.

continue to generate profitable growth and deliver on our commitment to driving long-term shareholder value.”

Conference Call

Enova will host a conference call to discuss its first quarter 2026 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, April 23rd. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until April 30, 2026, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-855-669-9658 (1-412-317-0088). The replay access code is 3473857.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. Over its 20-year history, Enova has provided approximately $70 billion in loans and financing to nearly 15 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: (212) 331-8417

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Important Additional Information Filed with the SEC

In connection with the proposed transaction with Grasshopper, Enova filed with the SEC a registration statement on Form S-4 (File No. 333-292287) (the “registration statement”), which contains a proxy statement of Grasshopper and a prospectus of Enova (the “proxy statement/prospectus”), and Enova may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY ENOVA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ENOVA, GRASSHOPPER AND THE PROPOSED TRANSACTION. A definitive copy of the proxy statement/prospectus was mailed to stockholders of Grasshopper on or about December 31, 2025. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Enova, free of charge from Enova or from the SEC’s website. The documents filed by Enova with the SEC may be obtained free of charge at Enova’s website, at https://ir.enova.com/sec-filings, or by requesting them by mail at Enova International, Inc., Attention: General Counsel, 175 West Jackson Blvd., Suite 600, Chicago, Illinois 60604.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Enova or Grasshopper. However, Enova, Grasshopper and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Grasshopper in respect of the proposed transaction. Information about Enova’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by Enova with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Enova or a solicitation of any vote or approval with respect to the proposed transaction by Enova of Grasshopper, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova’s core operating performance or results of operations.

Adjusted EBITDA Measures

Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova’s financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova’s core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	March 31,		December 31,
	2026	2025	2025
Assets
Cash and cash equivalents	$96,130	$55,514	$71,709
Restricted cash	325,226	256,342	336,154
Loans and finance receivables at fair value	5,872,957	4,569,819	5,471,544
Income taxes receivable	41,020	48,117	40,901
Other receivables and prepaid expenses	74,149	71,617	80,870
Property and equipment, net	135,666	124,791	132,566
Operating lease right-of-use assets	15,926	17,607	16,549
Goodwill	279,275	279,275	279,275
Intangible assets, net	2,410	8,937	3,660
Other assets	34,492	25,239	35,204
Total assets	$6,877,251	$5,457,258	$6,468,432
Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$282,112	$237,420	$305,849
Operating lease liabilities	31,713	32,144	32,041
Deferred tax liabilities, net	329,101	233,693	295,437
Long-term debt	4,832,542	3,757,351	4,498,381
Total liabilities	5,475,468	4,260,608	5,131,708
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 47,904,945, 47,085,738 and 47,441,228 shares issued and 24,920,150, 25,559,390 and 24,715,608 outstanding as of March 31, 2026 and 2025 and December 31, 2025, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	380,534	337,679	370,078
Retained earnings	2,097,242	1,770,699	2,006,143
Accumulated other comprehensive loss	(6,406)	(10,782)	(9,500)
Treasury stock, at cost (22,984,795, 21,526,348 and 22,725,620 shares as of March 31, 2026 and 2025 and December 31, 2025, respectively)	(1,069,587)	(900,946)	(1,029,997)
Total stockholders’ equity	1,401,783	1,196,650	1,336,724
Total liabilities and stockholders’ equity	$6,877,251	$5,457,258	$6,468,432

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2026	2025
Revenue	$875,142	$745,541
Change in Fair Value	(346,183)	(319,359)
Net Revenue	528,959	426,182
Operating Expenses
Marketing	189,415	139,291
Operations and technology	75,751	62,462
General and administrative	47,778	42,464
Depreciation and amortization	8,909	10,061
Total Operating Expenses	321,853	254,278
Income from Operations	207,106	171,904
Interest expense, net	(94,046)	(80,544)
Foreign currency transaction loss	(496)	(452)
Equity method investment income	301	120
Income before Income Taxes	112,865	91,028
Provision for income taxes	21,766	18,083
Net income	$91,099	$72,945
Earnings Per Share
Earnings per common share:
Basic	$3.66	$2.84
Diluted	$3.46	$2.69
Weighted average common shares outstanding:
Basic	24,874	25,676
Diluted	26,349	27,104

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Three Months Ended March 31,
	2026	2025
Total cash flows provided by operating activities	$474,540	$391,144
Cash flows from investing activities
Loans and finance receivables	(742,621)	(496,715)
Capitalization of software development costs and purchases of fixed assets	(10,751)	(12,875)
Total cash flows used in investing activities	(753,372)	(509,590)
Cash flows provided by financing activities	292,119	107,327
Effect of exchange rates on cash, cash equivalents and restricted cash	206	307
Net increase (decrease) in cash, cash equivalents and restricted cash	13,493	(10,812)
Cash, cash equivalents and restricted cash at beginning of year	407,863	322,668
Cash, cash equivalents and restricted cash at end of period	$421,356	$311,856

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended March 31, 2026 and 2025.

Three Months Ended March 31,	2026	2025	Change
Ending combined loan and finance receivable principal balance:
Company owned	$5,098,548	$3,964,419	$1,134,129
Guaranteed by the Company(a)	14,806	14,813	(7)
Total combined loan and finance receivable principal balance(b)	$5,113,354	$3,979,232	$1,134,122
Ending combined loan and finance receivable fair value balance:
Company owned	$5,872,957	$4,569,819	$1,303,138
Guaranteed by the Company(a)	20,925	21,225	(300)
Ending combined loan and finance receivable fair value balance(b)	$5,893,882	$4,591,044	$1,302,838
Fair value as a % of principal(c)	115.3%	115.4%	(0.1)%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$5,257,711	$4,117,245	$1,140,466
Guaranteed by the Company(a)	17,867	17,954	(87)
Ending combined loan and finance receivable balance(b)	$5,275,578	$4,135,199	$1,140,379
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$5,120,550	$4,068,475	$1,052,075
Guaranteed by the Company(a)(d)	19,696	20,700	(1,004)
Average combined loan and finance receivable balance(a)(d)	$5,140,246	$4,089,175	$1,051,071
Installment loans as percentage of average combined loan and finance receivable balance	43.8%	44.4%	(0.7)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	56.2%	55.6%	0.7%

Revenue	$863,307	$735,421	$127,886
Change in fair value	(344,300)	(317,480)	(26,820)
Net revenue	$519,007	$417,941	$101,066
Net revenue margin	60.1%	56.8%	3.3%

Combined loan and finance receivable originations and purchases	$2,293,177	$1,729,479	$563,698

Delinquencies:
>30 days delinquent	$388,264	$318,356	$69,908
>30 days delinquent as a % of combined loan and finance receivable balance(c)	7.4%	7.7%	(0.3)%

Charge-offs:
Charge-offs (net of recoveries)	$390,594	$350,336	$40,258
Charge-offs (net of recoveries) as a % of average combined loan and finance receivable balance(d)	7.6%	8.6%	(1.0)%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended
	March 31,
	2026	2025
Net income	$91,099	$72,945
Adjustments:
Transaction-related costs(a)	2,650	—
Equity method investment income	(301)	(120)
Intangible asset amortization	1,250	2,014
Stock-based compensation expense	8,709	7,936
Foreign currency transaction loss	496	452
Cumulative tax effect of adjustments	(1,971)	(2,488)

Adjusted earnings	$101,932	$80,739

Diluted earnings per share	$3.46	$2.69

Adjusted earnings per share	$3.87	$2.98

Adjusted EBITDA

	Three Months Ended
	March 31,
	2026	2025
Net income	$91,099	$72,945
Depreciation and amortization expenses	8,909	10,061
Interest expense, net	94,046	80,544
Foreign currency transaction loss	496	452
Provision for income taxes	21,766	18,083
Stock-based compensation expense	8,709	7,936
Adjustments:
Transaction-related costs(a)	2,650	—
Equity method investment income	(301)	(120)

Adjusted EBITDA	$227,374	$189,901

Adjusted EBITDA margin calculated as follows:
Total Revenue	$875,142	$745,541
Adjusted EBITDA	227,374	189,901
Adjusted EBITDA as a percentage of total revenue	26.0%	25.5%

(a)
In the first quarter of 2026, the Company recorded $2.7 million ($2.0 million net of tax) of costs related to the announced acquisition of Grasshopper Bancorp, Inc. and its wholly-owned subsidiary Grasshopper Bank.